================================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant under Section 240.14a-12

                           LAUREL CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

================================================================================

                           LAUREL CAPITAL GROUP, INC.
                               2724 HARTS RUN ROAD
                        ALLISON PARK, PENNSYLVANIA 15101
                                 (412) 487-7404

                            NOTICE OF ANNUAL MEETING

                         TO BE HELD ON OCTOBER 27, 2005


         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Laurel Capital Group, Inc. (the "Company") will be held at the Holiday Inn - Allegheny Valley, R.I.D.C. Park, 180 Gamma Drive, Pittsburgh, Pennsylvania 15238, on Thursday, October 27, 2005 at 10:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect two directors for terms of three years or until their successors have been elected and qualified;

         (2) To ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the year ending June 30, 2006;

         (3) To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on September 12, 2005 are entitled to notice of and to vote at the Annual Meeting.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ John A. Howard, Jr.

                                         John A. Howard, Jr.
                                         Secretary


Allison Park, Pennsylvania
September 26, 2005



================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
================================================================================

                           LAUREL CAPITAL GROUP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS



         This Proxy Statement is furnished to the holders of common stock of Laurel Capital Group, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn - Allegheny Valley, R.I.D.C. Park, 180 Gamma Drive, Pittsburgh, Pennsylvania 15238, on Thursday, October 27, 2005 at 10:30 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is expected to be mailed to stockholders on or about September 26, 2005.

         Each proxy solicited hereby, if properly signed and returned to the Company, will be voted in accordance with the instructions contained therein if it is not revoked prior to its use. If no contrary instructions are given, each proxy received will be voted (i) for the election of the two nominees for director described herein, (ii) for the ratification of S.R. Snodgrass, A.C. as the Company's independent auditors for the year ending June 30, 2006 and (iii) upon such other matters as may properly come before the Annual Meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (John A. Howard, Jr., Secretary, Laurel Capital Group, Inc., 2724 Harts Run Road, Allison Park, Pennsylvania 15101), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Laurel Capital Group, Inc. is a bank holding company and the parent holding company for Laurel Savings Bank (the "Bank"), a Pennsylvania-chartered stock savings bank. The Company owns 100% of the Bank's common stock.


                        VOTING SECURITIES AND BENEFICIAL
                                OWNERSHIP THEREOF

         Only stockholders of record at the close of business on September 12, 2005 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,984,342 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company outstanding. The Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

         Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of September 12, 2005 with respect to ownership of the Common Stock by (i) the entities which or persons who are known to the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. For information with respect to the beneficial ownership of Common Stock by individual directors, see "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."

  Name and Address                                 Amount and Nature               Percent
 of Beneficial Owner                          of Beneficial Ownership(1)         of Class(1)
 -------------------                          --------------------------         -----------
First Manhattan Company                                 187,802                     9.46%
437 Madison Avenue
New York, New York 10022

The Banc Funds                                          102,953                     5.19%
208 South LaSalle Street, Suite 1680
Chicago, Illinois 60604

Edwin R. Maus                                           139,522(2)(3)               6.76%
2570 Cole Road
Wexford, PA 15090

John A. Howard, Jr.                                      54,554(3)(4)               2.64%
Executive Officer

Robert A. Stephens                                          -0-                     0.00%
Executive Officer

All directors and executive
officers as a group (10 persons)                        342,104(3)(5)              16.58%

-------------------------

(1) Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission ("SEC") made pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and other information. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within 60 days.

(2) Includes options covering 20,000 shares of Common Stock which are exercisable within 60 days of September 12, 2005, 84,425 shares owned jointly with Mr. Maus' spouse and 9,532 shares held in an IRA.

(3) Includes 25,565 and 5,887 shares held by Laurel Savings Bank Deferred Compensation Plan for Edwin R. Maus and John A. Howard, Jr., respectively. Each executive officer disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein.

(4) Includes options covering 10,000 shares of Common Stock which are exercisable within 60 days of September 12, 2005, 34,812 shares owned jointly with Mr. Howard's spouse, 3,655 shares held in an IRA and 200 shares held in spouse's IRA.

                                        (Footnotes continued on following page)

(5) Includes options covering 79,278 shares of Common Stock which are exercisable within 60 days of September 12, 2005. See "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market ("NASDAQ"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2005, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company presently provide that the Board of Directors shall consist of no fewer than five members with the current size of the Board set at five members. The Company's Bylaws also provide that no director may stand for re-election after attaining age 72 except for any director who served on the Board of Directors of either Peoples Savings Association of Etna or Allison Park Savings And Loan Association. The Company's Bylaws further provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. No director is related to any other director or any executive officer of the Company or the Bank by blood, marriage or adoption.

SELECTION OF NOMINEES FOR THE BOARD

         The Nominating Committee considers candidates for director suggested by its members and other directors of the Company, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's Articles of Incorporation relating to stockholder nominations, which is described under "- Stockholder Nominations for the Board" below. The Nominating Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

DIRECTOR NOMINATIONS

         In making recommendations to our Board of Directors of nominees to serve as directors, the Nominating Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

However, the board of directors believes the following minimum qualifications must be met by a director nominee to be recommended by the Nominating Committee:

         o Each director must display high personal and professional ethics, integrity and values.

         o Each director must have the ability to exercise sound business judgment.

         o Each director must be accomplished in his or her respective field, with broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

         o Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

         o Each director must be independent of any particular constituency, be able to represent all stockholders of the Company and be committed to enhancing long-term stockholder value.

         o Each director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of our business.

         The Board of Directors also believes the following qualities or skills are necessary for one or more directors to possess:

         o One or more directors generally should be an active or former chief executive officer of a public or private company, managing partner of a public accounting firm office, or a leader of a complex organization, including commercial, scientific, government, educational and other similar institution.

         o Directors should be selected so that the Board of Directors is a diverse body.

         o One or more directors should possess the necessary qualifications to satisfy the "audit committee financial expert" requirements as defined by regulation promulgated by the SEC.

         Other than the foregoing, there are no stated minimum criteria for directors.

STOCKHOLDER NOMINATIONS FOR THE BOARD

         Our Articles of Incorporation govern nominations for election to our board of directors and require all nominations for election to the board of directors, other than those made by the Board or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in our Articles. Written notice of a stockholder nomination for election of a director at an annual meeting of stockholders must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The written notice is required to set forth certain information specified in the Articles. We did not receive any stockholder nominations for director in connection with this Annual Meeting.

THE NOMINEES

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any of the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee recommended by the Board of Directors. As of the date hereof, the Board of Directors knows of no reason why the persons listed below may not be able to serve as a director if elected.

         The following table presents information concerning our nominees for director and the directors whose terms continue, including each such person's tenure as a director of the Company or its subsidiary. Ages are reflected as of September 12, 2005.


           NOMINEES FOR DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2008


                                          POSITION WITH THE COMPANY                                     COMMON STOCK
                                           AND PRINCIPAL OCCUPATION                                     BENEFICIALLY
                                             DURING THE PAST FIVE               DIRECTOR                 OWNED AS OF
          NAME              AGE                    YEARS(1)                      SINCE             SEPTEMBER 12, 2005(2)(3)
          ----              ---           -------------------------              -----             ------------------------
                                                                                                    AMOUNT       PERCENTAGE
                                                                                                   --------      ----------
Richard S. Hamilton          60    Director; Chairman of the Audit                1986               40,906         1.98%
                                   Committee; Chairman of the 1993 Employee
                                   Stock Compensation Plan; President of AAA
                                   East Central, Pittsburgh, Pennsylvania.


J. Harold Norris             79    Director; Vice Chairman of the Board of        1967               30,303         1.47%(4)
                                   Directors; retired; previously Department
                                   Manager, Port Authority of Allegheny
                                   County, Pittsburgh, Pennsylvania.






                THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                        NOMINEES BE ELECTED AS DIRECTORS.

MEMBERS OF THE BOARD CONTINUING IN OFFICE



                      DIRECTORS WHOSE TERMS EXPIRE IN 2006

                                          POSITION WITH THE COMPANY                                     COMMON STOCK
                                           AND PRINCIPAL OCCUPATION                                     BENEFICIALLY
                                             DURING THE PAST FIVE               DIRECTOR                 OWNED AS OF
          NAME              AGE                    YEARS(1)                      SINCE             SEPTEMBER 12, 2005(2)(3)
          ----              ---           -------------------------              -----             ------------------------
                                                                                                    AMOUNT       PERCENTAGE
                                                                                                   --------      ----------
Annette D. Ganassi           49    Director; Chairman of Investment               1992               29,925         1.45%
                                   and Planning Committee;
                                   President of AV Design Solutions, Inc.
                                   Previously President/Owner of Annette
                                   Ganassi Pontiac-GMC, Inc.

Edwin R. Maus                63    Director; President and Chief Executive        1989              139,522         6.76%(5)
                                   Officer of the Company since 1992;
                                   President and Chief Executive Officer of
                                   the Bank since 1989; Chairman of Asset/
                                   Liability Committee; joined the Bank in 1987
                                   as Vice President of Operations.



                       DIRECTOR WHOSE TERM EXPIRES IN 2007


                                          POSITION WITH THE COMPANY                                     COMMON STOCK
                                           AND PRINCIPAL OCCUPATION                                     BENEFICIALLY
                                             DURING THE PAST FIVE               DIRECTOR                 OWNED AS OF
          NAME              AGE                    YEARS(1)                      SINCE             SEPTEMBER 12, 2005(2)(3)
          ----              ---           -------------------------              -----             ------------------------
                                                                                                    AMOUNT       PERCENTAGE
                                                                                                   --------      ----------
Richard J. Cessar           76    Chairman of the Board since 1996;               1969               29,126         1.41%(6)
                                  Chairman of the Administrative Committee
                                  of the 1996 and 2000 Stock Option Plans;
                                  Chairman of the Board, Maglev Inc;
                                  Previously  Pennsylvania State legislator.

-------------------

(1) Unless otherwise noted, each director has held his or her currently listed position for the last five years.


(2) Based on information furnished by the respective individuals. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.


                                        (Footnotes continued on following page)

(3) Under applicable regulations, a person is also deemed to have beneficial ownership of any shares which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts set forth in the table include shares which may be received upon exercise of stock options within 60 days of the Voting Record Date as follows: Mr. Maus, 20,000 shares; Ms. Ganassi, 13,596 shares; Mr. Hamilton, 7,469 shares; Mr. Cessar, 13,596 shares and Mr. Norris, 10,617 shares.

(4) Includes 15,252 shares owned jointly with Mr. Norris's spouse.

(5) Includes 84,425 shares owned jointly with Mr. Maus' spouse, 25,565 shares held by Laurel Savings Bank Deferred Compensation Plan and 9,532 shares held in an IRA.

(6) Includes 5,269 shares owned jointly with Mr. Cessar's spouse and 1,450 shares held in an IRA.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to executive officers of the Company and/or the Bank who are not also directors. There are no arrangements or understandings between the Company or the Bank and any person pursuant to which a person has been elected as an officer.

         JOHN A. HOWARD, JR. - Mr. Howard, age 51, joined the Bank in July 1992 as Chief Financial Officer, was appointed a Vice President in August 1992, a Senior Vice President in July 1994 and Corporate Secretary/Treasurer in August 1994. Mr. Howard presently serves in the same capacities for the Company. From 1985 until July 1992, Mr. Howard served in various positions with Community Bancorp, Inc. and its wholly owned subsidiary, Community Savings Bank, Monroeville, Pennsylvania, including Controller, Chief Financial Officer and Senior Vice President.

         ROBERT A. STEPHENS - Mr. Stephens, age 50, joined the Bank in July 2003 as Senior Vice President and Chief Lending Officer. From 1981 to 2003, Mr. Stephens was employed by Parkvale Bank, Monroeville, Pennsylvania serving in various positions including Vice President Mortgage Lending and Senior Vice President, Assistant Chief Lending Officer and CRA Officer. From 1978 to 1981, Mr. Stephens served in various positions with First Federal of Pittsburgh.

         WILLIAM T. PUZ - Mr. Puz, age 58, joined the Bank in October 1990 as Credit and Collections Officer and was promoted to Assistant Vice President in November 1992 and to Vice President in November 1998. From 1981 to 1990, Mr. Puz served in various positions with Vanguard Federal Savings Bank, Vandergrift, Pennsylvania, including Loan Service Counselor, Loan Officer and Assistant Vice President.

         CARRIE A. SCHAEFER - Ms. Schaefer, age 37, joined the Bank in April 2002 as Compliance Auditor and was promoted to Vice President Internal Audit and Compliance in April 2004. From 1990 to 2000, Ms. Schaefer served in various positions with the Federal Deposit Insurance Corporation, Pittsburgh, Pennsylvania, including Information Systems Examiner, Y2K Examiner, Capital Markets Detail, Compliance Detail and Certified Bank Examiner.

         STACY N. KREMPASKY - Ms. Krempasky, age 29, joined the Bank in June 2001 as Controller and was promoted to Vice President in July 2005. From 1997 to 2001, Ms. Krempasky served in the assurance practice of KPMG LLP, ("KPMG") Pittsburgh, Pennsylvania. During her time at KPMG, she advanced to the level of Supervising Senior working primarily on financial services clients.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

         Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Laurel Capital Group, Inc., c/o John A. Howard, Jr., Secretary, at 2724 Harts Run Road, Allison Park Road, Pennsylvania 15101. Mr. Howard will forward such communications to the director or directors to whom they are addressed.

CODE OF CONDUCT AND ETHICS

         The Company maintains a comprehensive Code of Conduct and Ethics which covers all directors, officers and employees of the Company and its subsidiaries. The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to the Company and its customers; engage in transactions in the Common Stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of the Company. The Company's Code of Conduct specifically imposes standards of conduct on our chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities which are identified in a regulation issued by the SEC dealing with corporate codes of conduct.

         All of the Company's directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of the Company's Code of Conduct and Ethics can be viewed on our website at WWW.LAURELSB.COM.

BOARD MEETINGS

         The Board of Directors of the Company meets on an as needed basis. Each member of the Board of Directors of the Company also serves as a trustee of the Bank. During the year ended June 30, 2005, the Board of Directors of the Company met thirteen times. No director attended fewer than 75% of the aggregate of the total number of Board meetings of the Company held during fiscal 2005 and the total number of meetings held by committees on which he or she served during the year. Directors of the Company did not receive any fees directly from the Company during fiscal 2005.

         Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we typically schedule a board meeting in conjunction with our annual meeting of stockholders and expect that our directors will attend, absent a valid reason for not doing so. In both fiscal 2004 and 2005, 100% of our directors attended our annual meeting of stockholders.

INDEPENDENCE OF THE COMPANY'S BOARD OF DIRECTORS

         It is the policy of the Board of Directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the NASDAQ.

         The Company's Board of Directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Ms. Ganassi and Messrs. Cessar, Hamilton and Norris. Our Board of Directors also has affirmatively determined that each member of the Audit Committee, the Personnel Committee and the Nominating Committee of the Board of Directors is independent within the meaning of applicable laws and regulations and the requirements of the NASDAQ.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has established various committees, including an Executive Committee, an Audit Committee, Personnel Committee and a Nominating Committee.

         Executive Committee. An Executive Committee of the Board of Directors has been appointed in accordance with the Company's Bylaws and may exercise all of the authority of the Board of Directors except in major corporate transactions, declarations of dividends, appointment of directors or officers or amendment of the Bylaws or Articles of Incorporation. The Executive Committee met one time in fiscal 2005 and is currently comprised of Messrs. Cessar, Maus and Norris.

         Audit Committee. The primary responsibilities of the Audit Committee are to:

         o monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

         o appoint, compensate and monitor the independence and performance of the Company's independent auditors, as well as monitor the independence and performance of the Company's internal audit department; and

         o provide an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.

         The Audit Committee, which is chaired by Mr. Hamilton and is currently comprised of Ms. Ganassi and Mr. Norris, met five times during fiscal 2005. The Board of Directors has determined that Mr. Hamilton meets the requirements established by the SEC for qualification as an audit committee financial expert as well as has accounting or related financial expertise within the meaning of the listing requirements.

         The Audit Committee operates pursuant to a written charter and reviews and reassesses the adequacy of the charter annually. The Audit Committee last reviewed the charter in May 2005 and the revised Audit Committee Charter is attached hereto as Appendix A.

         The report of the Audit Committee is set forth on page 10 of this proxy statement.

         Personnel Committee. The primary responsibilities of the Personnel Committee are to:

         o establish the compensation and benefits for the president and chief executive officer and other executive officers of the Company;

         o evaluate the performance of the president and chief executive officer and other senior executive officers of the Company; and

         o review, recommend and approve executive compensation, equity and benefit plans for employees of the Company.

         The Personnel Committee currently consists of Messrs. Norris, as chairman, Cessar and Ms. Ganassi. The report of the Personnel Committee is set forth beginning on page 10 of this proxy statement. The Personnel Committee met twice in 2005.

         Nominating Committee. The primary responsibility of the Nominating Committee is to evaluate and make recommendations to the Board of Directors for the election of directors. The Nominating Committee operates pursuant to a written charter approved by the Board of Directors. The Nominating Committee, which is comprised of Ms. Ganassi and Mr. Cessar, met once during fiscal 2005.

COMPENSATION OF DIRECTORS

         The Board of Trustees of the Bank meets regularly each month and may have additional special meetings. During fiscal 2005 no director attended less than 75% of both the number of Board meetings and any meetings of committees thereof on which he or she served during the year. Effective August 11, 2005, the Bank pays each trustee, other than Mr. Maus, $1,300 per month and the Chairman of the Board receives $1,700 per month. Trustees, other than Mr. Maus, receive an additional $350 per month for each regular monthly board meeting attended. As noted above, no fees are paid to directors of the Company for service on the Company's Board of Directors. The Board of Trustees of the Bank has established various standing committees of the Board, including an Audit Committee, a Personnel Committee and an Executive Committee, which perform substantially similar duties as the comparable committees of the Board of Directors of the Company. The Bank also entered into Deferred Compensation Agreements with certain of the directors pursuant to which they will receive certain payments upon their termination or upon reaching specified retirement ages if they meet certain requirements. See "Executive Compensation - Supplemental Executive Retirement Plans".

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the June 30, 2005 audited financial statements with management. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has discussed with S.R. Snodgrass, A.C. the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90 "Audit Committee Communication." The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, A.C. required by Independence Standards Board Standard No. 1 and has discussed with S.R. Snodgrass, A.C. the firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2005 filed with the SEC.

         The Audit Committee consisted of the directors set forth below during fiscal 2005.

                               The Audit Committee
          Annette D. Ganassi, Richard S. Hamilton and J. Harold Norris

REPORT OF THE PERSONNEL COMMITTEE ON EXECUTIVE COMPENSATION

         The performance of both the Company and the Bank are evaluated along with the contributions as related to the job performance of each member of senior management. Such evaluation is the basis for determining compensation and benefits afforded senior management. Economic conditions, similar financial services data and peer group comparison surveys provide additional information to assist in the compensation review process.

         Employment contracts between the Company, the Bank and two senior management executives were renewed in June 2005 to extend their term for an additional one-year period effective July 1, 2005. A Change In Control Agreement between the Bank and one senior management executive was entered into as of July 1, 2003.

         Net income for fiscal 2004 totaled $1.7 million while the combined assets of the Bank and the Company decreased approximately 7.3%. As a result, the Personnel Committee maintained the annual salary of Chief Executive Officer, Edwin R. Maus at $186,000 and awarded him a $12,000 performance bonus for fiscal 2005.

         The Personnel Committee consisted of the directors set forth below during fiscal 2005.

                             The Personnel Committee
           Richard J. Cessar, Annette D. Ganassi and J. Harold Norris.

PERFORMANCE GRAPH

         The following table and graph compares the yearly cumulative total return of the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the NASDAQ Market Index and (ii) the yearly cumulative total return on the stocks included in the NASDAQ Bank Stock Market Index as reported by the Center for Research in Securities Prices at the University of Chicago. The graph is based on the investment of $100 in the Common Stock at its closing price on June 30, 2000. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                           TABLE OF CUMULATIVE VALUES

                                  2000      2001      2002      2003      2004      2005
                                  ----      ----      ----      ----      ----      ----
Laurel Capital Group, Inc.      $100.00   $140.23   $165.19   $172.77   $178.87   $185.30
NASDAQ Market Index ......       100.00     54.29     36.99     41.07     51.76     52.32
NASDAQ Banks Index .......       100.00    138.86    155.80    158.17    189.58    202.39


                               PERFORMANCE GRAPH

                             EXECUTIVE COMPENSATION


REMUNERATION OF EXECUTIVE OFFICERS

         SUMMARY COMPENSATION TABLE. The Summary Compensation Table below includes compensation information on the President and Chief Executive Officer and the other executive officers of the Company whose annual salary and bonus exceeded $100,000 for services rendered in all capacities during the fiscal year ended June 30, 2005.

  Name and Principal           Fiscal                                                              All Other
       Position                 Year                       Annual Compensation                  Compensation(1)(2)
-----------------------        ------          -----------------------------------------------  ------------------
                                                                                Other Annual
                                               Salary             Bonus        Compensation(3)
                                               ------             -----        ---------------
Edwin R. Maus                   2005          $186,000          $ 12,000          $      0          $ 65,598
President and Chief             2004           186,000                 0                 0            36,281
  Executive Officer             2003           186,000            23,250                 0            10,463

John A. Howard, Jr.             2005          $132,200          $ 10,500          $      0          $ 18,988
Senior Vice President,          2004           132,200                 0                 0            12,352
  Chief Financial               2003           132,200            27,560                 0             7,988
  Officer, Secretary
  and Treasurer

Robert A. Stephens              2005          $125,000          $  9,500          $      0          $ 15,705
Senior Vice President           2004           125,000                 0                 0             7,475
  and Chief Lending
  Officer (4)

---------------

(1) Includes employer matching contributions accrued pursuant to the Bank's 401-K Plan. See "-401-K Plan."

(2) Includes amounts accrued during fiscal 2005 under the Bank's Supplemental Executive Retirement Plan of $55,698, $11,853 and $8,980 for Messrs. Maus, Howard and Stephens, respectively. Amounts accrued during fiscal 2004 were $26,981, $5,742 and $4,350 for Messrs. Maus, Howard and Stephens, respectively.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Company of providing such benefits to each of the named executive officers during the year ended June 30, 2005 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such individual.

(4) Mr. Stephens joined the Bank in July 2003.

STOCK OPTIONS

         No stock options were granted to Messrs. Maus, Howard or Stephens during fiscal 2005.

         The following table sets forth information with respect to the options exercised during fiscal 2005, the aggregate number of unexercised options at the end of the fiscal year and the value with respect thereto.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

=================================================================================================================
                             Shares
                          Acquired on     Value         Number of Unexercised       Value of Unexercised Options
        Name                Exercise     Realized        Options at Year End               at Year End(1)
                                                    -----------------------------  ------------------------------
                                                     Exercisable   Unexercisable    Exercisable    Unexercisable
=================================================================================================================
Edwin R. Maus                  ---          ---         50,375          ---           $399,365          ---
-----------------------------------------------------------------------------------------------------------------
John A. Howard, Jr.            ---          ---         19,562          ---           $140,278          ---
-----------------------------------------------------------------------------------------------------------------
Robert A. Stephens             ---          ---           ---           ---              ---            ---
=================================================================================================================

------------------------

(1) Based on the closing price of the Common Stock of $20.56 at June 30, 2005.


EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         The Company and the Bank (collectively, the "Employers") have entered into employment agreements ("Agreements") with Edwin R. Maus and John A. Howard, Jr. The Employers have agreed to employ Mr. Maus for a term of three years in his current position as President and Chief Executive Officer at a minimum base salary of $191,600 per year. The Employers have agreed to employ Mr. Howard for a term of three years in his current position as Senior Vice President, Chief Financial Officer, Secretary and Treasurer at a minimum base salary of $136,200 per year. The Board of Directors of the Employers and the executives may mutually agree to extend the term of the Agreements for an additional one year as of each July 1 unless either the Board of Directors or the executive gives notice not to extend the term 30 days prior to such date.

         The Agreements are terminable with or without cause by the Employers. The executives shall have no right to compensation or other benefits pursuant to the Agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that
(i) in the event that the executives terminate their employment because of failure of the Employer to comply with any material provision of the Agreements or (ii) the Agreements are terminated by the Employers other than for cause, disability, retirement or death or by the executives as a result of certain adverse actions which are taken with respect to the executive's employment following a Change in Control of the Company, as defined, the executive will be entitled to a cash severance amount equal to 2.99 times his annual compensation. The executive is also entitled to the continuation of benefits similar to those he is receiving at the time of such termination for periods specified in the Agreements or until he obtains full-time employment with another employer providing similar benefits, whichever occurs first.

         The Agreements also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and such payments will cause the executive officer to incur an excise tax under the Code, the Company shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date of a change in control of the employer ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to an executive under the Agreements.

         The Bank entered into a two-year change in control severance agreement ("Severance Agreement") with Mr. Stephens effective July 1, 2003. Commencing on the first anniversary of the effective date of the Severance Agreement, the term of the Severance Agreement shall extend for an additional year on each annual anniversary of the effective date of this Agreement until such time as the Board of Trustees of the Bank or the Executive give notice of its or his election, respectively, not to extend the term of the Severance Agreement. As a consequence, subsequent to the first anniversary of the effective date, the remaining term of the Severance Agreement will be between one (1) and two (2) years. Such written notice of the election not to extend must be given not less than thirty (30) days prior to any such anniversary date. If any party gives timely notice that the term will not be extended as of any annual anniversary date, then the Severance Agreement shall terminate at the conclusion of its remaining term.

         The Severance Agreement provides that if certain adverse actions are taken with respect to Mr. Stephens' employment following a change in control, as defined, of the Company or the Bank, he will be able to terminate his employment and be entitled to a cash severance payment equal to two times his annual compensation. In addition, he will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for twelve months from the date of his termination or until he obtains full-time employment with another employer providing similar benefits, whichever occurs first.

         Although the above-described Agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

401-K PLAN

         The Bank has a defined contribution pension plan for qualifying employees of the Bank which allows such employees to make contributions ("Employee Contributions") as permitted by Section 401(k) of the Code. The Bank makes annual contributions equal to 5% of an employee's annual compensation ("Employer Contributions"). Prior to October 1, 1993, Employer Contributions were 100% vested only after five years of service and subsequent to October 1, 1993, Employer Contributions become 20% vested after two years of service, 50% vested after three years, 75% vested after four years and 100% vested after five years. Employer Contributions also become fully vested upon normal retirement at age 65 or upon the death or permanent and complete disability of a participant while employed by the Bank. Employee Contributions, which may be either pre-tax contributions or after-tax contributions, are always fully vested and non-forfeitable.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

         During fiscal 2004, the Bank entered into deferred compensation agreements with its non-employee directors and supplemental executive retirement agreements with its five executive officers (Messrs. Maus, Howard, Stephens and Puz and Ms. Schaefer). Under the terms of the deferred compensation arrangements, the directors are entitled to receive specified monthly payments for a period of sixty months in certain situations including the retirement, early retirement and permanent disability of the director and in the event of the change of control of the Company or the Bank provided that at the time of such retirement, early retirement, permanent disability or change in control, the director has at least 25 years of service with the Bank. Only two of the directors currently meet the service requirement. The benefits due at normal retirement age is approximately 75% of the annual fees the director is expected to be receiving at the time of their reaching their normal retirement age. In a similar fashion, the officers are entitled to receive specified monthly payments over a period of 15 years in certain situations including the retirement, early retirement and permanent disability of the officer and in the event of the change of control of the Company or the Bank, with the specific amounts equal to a fraction of the officers' annual compensation. Under the terms of the agreements with Messrs. Puz and Stephens and Ms. Schaefer, the payments under the agreements resulting from the change in control of the Company or the Bank are limited to the maximum amount that can be paid without triggering excise taxes under the Code. During fiscal 2005, the Company accrued $119,141 with respect to its obligations under the agreements. In addition, to assist in the funding of the obligations imposed by the agreements, the Bank purchased bank owned life insurance in the amount of $5.5 million.

INDEBTEDNESS OF MANAGEMENT

         The Bank offers to its directors, officers and employees first mortgage loans for the financing of their primary residences, second mortgage loans secured by the borrower's primary residence which may be used for any purpose, and consumer loans of all kinds. Any credit extended by the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. Loans previously made by the Bank to such persons remain in effect pursuant to their original terms.

However, officers and directors of the Bank may receive loans pursuant to employee benefit programs, provided that the program is widely available to all employees of the Bank and does not give preference to such officers and directors over other employees. These loans were otherwise made in the normal course of business on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons, including, but not limited to, the payment of fees and requirements for collateral. Upon termination of employment, the interest rate on these loans is increased to the market rate that existed at the time the loan was made. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. No director, executive officer or any member of their immediate families had preferential loans in excess of $60,000 during fiscal year 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the fiscal year ended June 30, 2005, the Personnel Committee of the Boards of Directors of the Company and the Bank determined the salaries and bonuses of the Company's executive officers. The Personnel Committee also reviews the salaries and bonuses for our other officers. The Personnel Committee met twice during fiscal 2005. The report of the Personnel Committee with respect to compensation for our Chief Executive Officer and all of our other executive officers for the fiscal year ended June 30, 2005 is set forth on page 10 of this proxy statement.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

         On February 17, 2005, the Audit Committee of the Board of Directors of the Company notified S.R. Snodgrass, A.C. it was being engaged to serve as the Company's independent public accountants and notified KPMG it had been dismissed as the Company's independent public accountant, effective immediately. KPMG performed audits of the Company's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003. KPMG's reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period from June 30, 2004 through February 17, 2005, the effective date of KPMG's termination, there were no disagreements between the Company and KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Exchange Act, have occurred during the two fiscal years ended June 30, 2004, or through the effective date of KPMG's termination.

         During the two fiscal years ended June 30, 2004 and from June 30, 2004 through the engagement of S.R. Snodgrass, A.C. as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Snodgrass with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

         The Audit Committee of our Board of Directors has reappointed S.R. Snodgrass, A.C. as the independent public accounting firm to audit our financial statements for the year ending June 30, 2006.

         In making its recommendation to the stockholders to ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors for the year ending June 30, 2006, the Audit Committee considered whether S.R. Snodgrass A.C.'s provision of services other than audit services is compatible with maintaining the independence of our outside accountants. In addition, the Audit Committee reviewed the fees described below for audit-related and tax services and concluded that such fees are compatible with the independence of S.R. Snodgrass, A.C.

AUDIT FEES

         The following table sets forth the aggregate fees billed by S.R. Snodgrass, A.C. for professional services rendered in connection with the audit of the Company's consolidated financial statements for fiscal 2005, as well as the fees billed by KPMG for audit-related, tax and other services rendered to us during fiscal year 2005 and 2004.

                                                          KPMG                   S.R. Snodgrass, A.C.
                                                 -----------------------        ----------------------
                                                   2005            2004           2005           2004
                                                 -------         -------        -------         ------
Audit fees (1)..............................     $30,300         $77,500        $36,000         $  --
Audit-related fees (2)......................         --              --             --             --
Tax fees (3)................................      12,850          13,140          5,000            --
All other fees..............................         --              --             --             --
                                                 -------         -------        -------         ------
Total.......................................     $43,150         $90,640        $41,000         $  --
                                                 =======         =======        =======         ======

-------------------


(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2) Audit-related fees primarily consist of fees incurred in connection with audits of the financial statements of our employee benefit plans.

(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax-related services.

         The Audit Committee selects the Company's independent auditors and pre-approves all audit services to be provided by it to the Company. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

         Each new engagement of S.R. Snodgrass, A.C. was approved in advance by the Audit Committee and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

         The Audit Committee has appointed S.R. Snodgrass, A.C. as independent auditors of the Company for the year ending June 30, 2006 and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by S.R. Snodgrass, A.C. that neither that firm nor any of its associates has any relationship with the Company or the Bank other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass, A.C. will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF S.R. SNODGRASS, A.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2006.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held in October 2006, must be received at the main office of the Company, 2724 Harts Run Road, Allison Park, Pennsylvania 15101, no later than May 29, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.F of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Proposals to be submitted for consideration at the Company's next annual meeting of stockholders must be received by August 28, 2006. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Company's Articles of Incorporation.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 2005 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K ("FORM 10-K") FOR THE YEAR ENDED JUNE 30, 2005 AND THE LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO MR. EDWIN R. MAUS, PRESIDENT, LAUREL CAPITAL GROUP, INC., 2724 HARTS RUN ROAD, ALLISON PARK, PENNSYLVANIA 15101. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ John A. Howard, Jr.

                                           John A. Howard, Jr.
September 26, 2005                         Secretary

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER


I. AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o        Appoint the Company's independent auditors.

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.

         o Monitor the qualifications, independence, and performance of the Company's independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Audit Committee's scope of responsibilities. Furthermore, the Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of:

         (i) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         (ii) Compensation to any advisers employed by the Audit Committee as provided by this Charter; and

         (iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.


         The Audit Committee shall be directly responsible for appointing, determining funding for and compensation of, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") and Rule 10A-3(b)(2) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").



II. AUDIT COMMITTEE COMPOSITION AND MEETINGS


         Audit Committee members shall meet the requirements of the NASDAQ Stock Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the Rules of the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for board or committee service, and Audit Committee members are prohibited from owning 20% or more of the Company's voting securities. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Committee shall have accounting or related financial management expertise within the meaning of Rules of the Nasdaq.

         Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.


III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles including critical accounting policies, practices, and judgments (see Item 10 hereof).

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see Item 9 hereof). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the auditors.

6. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.

         Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:

                  (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the calendar year in which the non-audit services are provided;

                  (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                  (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

         Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

         The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

7. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditors' independence.

8. Review the independent auditors' audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61 and obtain the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent auditors containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management along with the potential ramifications of using those alternatives, and (c) other written communications provided by the independent auditor to management, such as any management letter and schedule of unadjusted audit differences.

11. Require independent auditor partner (including both the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

12. Ensure no former upper level employees of the independent auditor who could influence the independent auditor serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent auditors whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Exchange Act and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated there under, including, but not limited to, Regulation S-X.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent auditors.

Internal Audit Department

16. Review the annual internal audit plan and recommend any changes.

17. Review the activities, organizational structure, and qualifications of the internal audit department, as needed.

18. Review the appointment, performance, and replacement of the senior internal audit executive.

19. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

20. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

21. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

22. Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

23. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

24. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

              PLEASE CHECK OFF ONE OF THE BOXES, SIGN AND RETURN.


[ ] REVISED PROOF REQUIRED   [ ] O.K. TO PRINT AS CORRECTED   [ ] O.K. TO PRINT

         SIGNATURE: ___________________________________________________

             YOUR SIGNATURE IS NECESSARY TO PROCEED WITH PRINTING.

         o o PLEASE DIRECT ALL QUESTIONS AND CONCERNS TO YOUR CSR. o o

PROMPT APPROVAL AND RETURN OF THIS PROOF IS ESSENTIAL TO ENSURE THE TIMELY AND COST-EFFECTIVE PRINTING OF YOUR MATERIAL. DUE TO SCHEDULING CONSTRAINTS AND HEAVY SEASONAL VOLUMES, DELAYS IN THE APPROVAL OF YOUR PROOF COULD RESULT IN PRINTING DELAYS. ALSO, PLEASE BE ADVISED THAT RUSH PRINTING CAUSED BY DELAYS WILL RESULT IN ADDITIONAL APPROPRIATE CHARGES.

    We do not make any charges for correcting ordinary typographical errors. However, for changes of copy requiring resetting of type, repositioning of type, etc., we make an extra charge at the standard labor rate.


________________________________________________________________________________

                                                                                                                                 __
[X]  PLEASE MARK VOTES                                      REVOCABLE PROXY                                                        |
     AS IN THIS EXAMPLE                                   LAUREL CAPITAL GROUP, INC.
                                                                                                                   WITH-
                                                                                                         FOR       HOLD      EXCEPT
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF                1. ELECTION OF DIRECTORS           [ ]       [ ]       [ ]
DIRECTORS OF LAUREL CAPITAL GROUP, INC. (THE "COMPANY")
FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE                 Nominees for three-year term:
HELD ON OCTOBER 27, 2005 AND AT ANY ADJOURNMENT THEREOF.
     The undersigned, being a stockholder of the Company,                RICHARD S. HAMILTON
hereby appoints the Board of Directors or any successor                  J. HAROLD NORRIS
thereto as proxies with full powers of substitution, and
hereby authorizes them to represent and vote,as designated               INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
on this proxy card, all the shares of common stock of the                INDIVIDUAL NOMINEE, MARK "EXCEPT" AND WRITE THAT
Company ("Common Stock") held of record by the undersigned               NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
on September 12, 2005 at the Annual Meeting of Stockholders
to be held at the Holiday Inn-Allegheny Valley, R.I.D.C.
Park, 180 Gamma Drive, Pittsburgh, Pennsylvania 15238 on                 __________________________________________________________
Thursday, October 27, 2005 at 10:30 a.m., Eastern Time, or
any adjournment thereof, and thereat to act with respect to                                              FOR       AGAINST  ABSTAIN
all votes that the undersigned would be entitled to cast, if             2. PROPOSAL to ratify the       [ ]         [ ]      [ ]
then personally present, as set forth on this proxy card. The               appointment of S.R.
Board of Directors recommends that stockholders vote FOR                    Snodgrass, A.C. as the
Proposals 1 and 2.                                                          Company's independent
                                                                            auditors for the fiscal
                                                                            year ended June 30, 2006.

                                                                         3. In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the
                                                                            meeting and upon such other business as may properly
                                                                            come before the Annual Meeting.

                                                                                       PLEASE CHECK BOX IF YOU PLAN -----   [ ]
                                                                                       TO ATTEND THE MEETING.

                                                                            SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS
                                           _____________________         SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE
     Please be sure to sign and date      | Date                |        VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN
       this Proxy in the box below.       |                     |        PROPOSAL 1, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION
__________________________________________|_____________________|        OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME
|                                                               |        PRIOR TO THE TIME IT IS EXERCISED AT THE ANNUAL MEETING.
|                                                               |
|                                                               |
|___Stockholder sign above ___Co-holder (if any) sign above_____|


+                                                                                                                                +
__________________________________________________________________________________________________________________________________

                        /\   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.   /\

                                                     LAUREL CAPITAL GROUP, INC.

_________________________________________________________________________________________________________________________________
|     The above signed hereby acknowledges receipt of a Notice of Annual Meeting of Laurel Capital Group, Inc. to be held on    |
|October 27, 2005 and any adjournment thereof, and a Proxy Statement and related materials for the Annual Meeting prior to the  |
|signing of this proxy card.                                                                                                    |
|     Please sign exactly as your name(s) appear(s) on this proxy card. When signing in a representative capacity, please give  |
|title. Only one signature is required in the case of a joint account.                                                          |
|_______________________________________________________________________________________________________________________________|

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

_________________________________________________________

_________________________________________________________

_________________________________________________________